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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)      Proposed maximum aggregate value of transaction:

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          (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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The following is an updated Question and Answer that was first posted on Burlington Resources Inc.'s intranet web site on March 21, 2006.

                         FREQUENTLY ASKED QUESTIONS

These questions and answers have been written to provide you with the information requested in employee meetings and on the Employee Resource Site. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

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BENEFIT PROGRAMS
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Q: HOW DOES COP DETERMINE ELIGIBILITY FOR U.S. RETIREE MEDICAL BENEFITS? WILL BURLINGTON SERVICE CARRY-OVER FOR THE DETERMINATION?

A: A U.S. employee must be age 50 and have 10 years of service when employment ends, and his or her age and service added together must total at least 65 points to be eligible for retiree benefits. To get the maximum company contribution for medical (50% of the total cost of coverage), you must have 85 points or more.

     Burlington service will be recognized for this purpose, but Burlington employees on on-going regular jobs whose termination dates precede the anniversary of the closing date and Burlington employees on transition assignments, will not be eligible for company contributions to ConocoPhillips retiree medical.

     The points (age + service) and percent of maximum company contribution are as follows:

     POINTS              % of Maximum Company Contribution
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     85+                 100% of Maximum Company Contribution
     80-84               90% of Maximum Company Contribution
     75-79               80% of Maximum Company contribution
     70-74               70% of Maximum Company contribution
     65-69               60% of Maximum Company contribution

     The actual company contribution may be less than the percent listed above because of the 4.5% cap on increases to the company contribution. Additional information will be provided in later communications about benefits.

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed an amended registration statement on Form S-4 and, on February 27, 2006, Burlington Resources filed a definitive proxy statement with the Securities and Exchange Commission (SEC) and began mailing the proxy statement to stockholders on February 25, 2006. Both companies will file other relevant documents concerning the proposed merger transaction with the SEC. INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement, which was filed with the SEC on February 27, 2006. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

     Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.

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